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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): October 20, 2000


                               U.S. REALTEL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         0-30401                                      36-4360426
------------------------                   ---------------------------------
(Commission File Number)                   (IRS Employer Identification No.)

555 WEST MADISON, ATRIUM LEVEL SOUTH, CHICAGO, ILLINOIS           60661
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        (Address of Principal Executive Offices)               (Zip Code)

                                 (312) 775-8900
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                      NONE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On October 20, 2000, the Company disclosed the signing of a definitive agreement to sell its North American assets and operations. Additional information regarding this disclosure is set forth in the press release attached hereto as Exhibit 99.1.

                                      EXHIBITS

Exhibit 99.1  Press Release dated October 20, 2000

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                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      U.S. REALTEL, INC.



Date: October 26, 2000                           By: /s/ Jordan E. Glazov
                                                     --------------------
                                                     Jordan E. Glazov, President
                                                           (Signature)